                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 21, 2000


                           CLARK/BARDES HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                             000-24769              52-2103926
(State of incorporation)      (Commission file number)      (IRS employer
                                                            identification no.)


                       102 SOUTH WYNSTONE PARK DRIVE, #200
                        NORTH BARRINGTON, ILLINOIS 60010
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (847) 304-5800

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


On June 21, 2000, Clark/Bardes, Inc. ("CBI), a Delaware corporation and wholly owned subsidiary of Clark/Bardes Holdings, Inc., a Delaware corporation ("CBH" and together with CBI, "Clark/Bardes"), entered into and consummated a Stock Purchase Agreement (the "Purchase Agreement") by and among Pearl Meyer & Partners, Inc., a Delaware corporation ("PM&P"), and all the shareholders of PM&P (collectively, the "Sellers"). The Purchase Agreement provided for, among other things, the acquisition by Clark/Bardes of the businesses and all of the stock of PM&P for a purchase price of $26.1 million consisting of:

     (i)      a cash payment by wire transfer to the Sellers of $22.1 million;

     (ii) the issuance by CBH of 250,000 shares of its common stock, par value $.01 per share (the "Common Stock"), having an aggregate value of $4.0 million based on the closing price of the Common Stock on June 21, 2000.

The purchase price was determined by an arm's length negotiation among the parties to the Purchase Agreement. The $22.1 million cash portion of the purchase price was funded by a borrowing under CBI's existing credit facility with BancOne.

PM&P is a 40 employee executive compensation and benefit consulting organization. PM&P is headquartered in New York, New York. Prior to the acquisition described above, there was no material relationship between any of the Sellers and Clark/Bardes or any of its affiliates, any directors or officers of Clark/Bardes, or any associate of any such director or officer.

ITEM 7.       PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)      FINANCIAL STATEMENT OF BUSINESS ACQUIRED

              The Independent Auditor's Report dated May 2, 2000 (except for certain information dated May 25, 2000) and the following audited financial statements of Pearl Meyer & Partners, Inc. are included herein:

              (i) Independent Auditor's Report;

              (ii) Balance Sheets as of December 31, 1999 and 1998;

              (iii) Statements of Income for the years ended December 31, 1999, 1998 and 1997;

              (iv) Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997.

              The following unaudited financial statements of Pearl Meyer & Partners, Inc. are included herein:

              (i) Balance Sheets as of March 31, 2000 and 1999; and

              (ii) Statements of income for the three months ended March 31, 2000 and 1999.

     (b)      PRO FORMA FINANCIAL INFORMATION

              The following unaudited pro forma financial statements of the Company are included herein:

              (i) Unaudited Pro Forma Balance Sheets as of March 31, 2000 and December 31, 1999; and

              (ii) Unaudited Pro Forma Income Statements for the years ended December 31, 1999 and the quarters ended March 31, 2000

CORNICK, GARBER & SANDLER, LLP
Certified Public Accountants








                          PEARL MEYER & PARTNERS, INC.

                              FINANCIAL STATEMENTS
                           AND SUPPLEMENTAL SCHEDULE

                    DECEMBER 31, 1999 AND DECEMBER 31, 1998

[CORNICK, GARBER & SANDLER, LLP LETTERHEAD]




                          INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS
PEARL MEYER & PARTNERS, INC.
NEW YORK, NEW YORK

         We have audited the accompanying balance sheets of PEARL MEYER & PARTNERS, INC. as at December 31, 1999 and December 31, 1998 and the related statements of operations and retained earnings and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pearl Meyer & Partners, Inc. as at December 31, 1999 and December 31, 1998 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.



                                            /s/ CORNICK, GARBER & SANDLER, LLP
                                            ------------------------------------
                                            CERTIFIED PUBLIC ACCOUNTANTS


NEW YORK, NEW YORK
MAY 2, 2000

WITH RESPECT TO NOTE H
MAY 25, 2000

CORNICK, GARBER & SANDLER, LLP
Certified Public Accountants


                          PEARL MEYER & PARTNERS, INC.

                                 BALANCE SHEETS

                                                                           As at
                                                                         December 31
                                                               ------------------------------
                         ASSETS                                    1999              1998
                                                               -------------    -------------
Current assets:
    Cash and cash equivalents (Note A)                         $     360,089    $     589,736
    Accounts receivable (less estimated uncollectible
     accounts of $312,000 in 1999 and $203,000 in 1998)            3,219,831        3,438,315
    Prepaid expenses and other current assets                        113,282           10,293
                                                               -------------    -------------

          Total current assets                                     3,693,202        4,038,344
                                                               -------------    -------------

Equipment and improvements (at cost) less accumulated
     depreciation and amortization (Notes A and C)                   185,721          242,138

Security deposits                                                  1,467,102          342,702
Other assets                                                          41,687           41,061
                                                               -------------    -------------

          TOTAL                                                $   5,387,712    $   4,664,245
                                                               =============    =============

                      LIABILITIES

Current liabilities:
     Accounts payable                                          $     172,542    $     101,608
     Accrued expenses and withheld taxes                             462,352          394,452
     Accrued bonuses to officer/shareholders                       2,600,000        2,757,003
     Client retainers                                                249,500          291,500
     Income taxes payable (Note B)                                   135,813          153,857
                                                               -------------    -------------

          Total current liabilities                                3,620,207        3,698,418
                                                               -------------    -------------

Noncurrent rent payable (Note D)                                                       26,638
Noncurrent portion of deferred compensation payable
     (Note E)                                                        201,251          129,682
                                                               -------------    -------------

          Total liabilities                                        3,821,458        3,854,736
                                                               -------------    -------------

Commitments and contingencies (Note D)

                   SHAREHOLDERS' EQUITY

Common Stock- $.01 par value; 200 shares
     authorized, 62 shares issued and outstanding                          2                2
Additional paid-in capital                                           529,328          529,328
Less: Subscriptions receivable (Note F)                             (247,651)        (247,551)
Retained earnings (Statement attached)                             1,284,575          527,830
                                                               -------------    -------------

          Total shareholders' equity                               1,556,254          809,509
                                                               -------------    -------------
          TOTAL                                                $   5,387,712    $   4,664,245
                                                               =============    =============




           The notes to financial statements are made a part hereof.

CORNICK, GARBER & SANDLER, LLP
Certified Public Accountants

                          PEARL MEYER & PARTNERS, INC.

                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS



                                                                              Year Ended
                                                                             December 31,
                                                          ----------------------------------------------------
                                                              1999                1998                1997
                                                          ------------        ------------        ------------
Client billings                                           $ 12,579,252        $ 11,230,222        $  8,530,821

Less:
  Operating expenses before shareholders'
    compensation and depreciation and
    amortization                                             5,186,575           4,571,024           3,455,215

Shareholders' compensation                                   6,480,000           6,273,300           4,950,871

Depreciation and amortization                                  128,058             125,721             120,463
                                                          ------------        ------------        ------------

      Operating income                                         784,619             280,177               4,272

Interest and dividend income                                   122,451              85,943              71,071
                                                          ------------        ------------        ------------

Income before income taxes                                     907,070             346,120              75,343

Provision for income taxes (Note B)                            150,325             114,325             150,425
                                                          ------------        ------------        ------------

NET INCOME (LOSS)                                              756,745             231,795             (75,082)

Retained earnings - January 1                                  527,830             296,035             371,117
                                                          ------------        ------------        ------------

RETAINED EARNINGS - DECEMBER 31                           $  1,284,575        $    527,830        $    296,035
                                                          ============        ============        ============


           The notes to financial statements are made a part hereof.

CORNICK, GARBER & SANDLER, LLP
Certified Public Accountants


                          PEARL MEYER & PARTNERS, INC.

                            STATEMENTS OF CASH FLOWS



                                                                                    Year Ended
                                                                                   December 31,
                                                               ------------------------------------------------------
                                                                   1999                 1998                 1997
                                                               ------------         ------------         ------------
INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS

Cash flows from operating activities:

  Net income (loss)                                            $    756,745         $    231,795         $    (75,082)
                                                               ------------         ------------         ------------

  Adjustments to reconcile results of operations to
  net cash effect of operating activities:
    Depreciation                                                    128,059              125,722              120,482
    Bad debts                                                       109,000               87,000               68,000
    Net change in asset and liability accounts:
      Accounts receivable                                           109,484           (1,419,074)            (197,800)
      Prepaid expenses                                             (102,989)              40,794              (50,764)
      Security deposits                                          (1,125,026)             (38,461)                 600
      Accounts payable                                               70,936               27,569              (18,884)
      Accrued expenses                                               94,556              130,196               72,430
      Accrued bonuses payable to officer/
        shareholders                                               (157,003)             832,003              275,000
      Client retainers                                              (42,000)             128,000               (5,500)
      Deferred compensation payable                                  71,569              129,682
      Income taxes payable                                          (18,044)             (28,829)              55,290
      Rent payable                                                  (53,292)             (53,292)             (53,292)
                                                               ------------         ------------         ------------

        Total adjustments                                          (914,750)             (38,690)             285,542
                                                               ------------         ------------         ------------
        Net cash provided by (used for)
          operating activities                                     (158,005)             193,105              190,460
Cash flows from investing activities:
  Acquisition of fixed assets                                       (71,642)            (103,019)             (23,497)

Cash flows from financing activities:
  Sale of shares                                                                          50,000
                                                               ------------         ------------         ------------

NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                                 (229,647)             140,086              166,963

Cash and cash equivalents - January 1                               589,736              449,650              282,687
                                                               ------------         ------------         ------------

CASH AND CASH EQUIVALENTS - DECEMBER 31                        $    360,089         $    589,736         $    449,650
                                                               ============         ============         ============

Supplementary cash flow data:
  Income taxes paid                                            $    207,125         $    169,904         $    122,638
                                                               ============         ============         ============


           The notes to financial statements are made a part hereof.

CORNICK, GARBER & SANDLER, LLP
Certified Public Accountants

                          PEARL MEYER & PARTNERS, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BUSINESS AND RECOGNITION OF INCOME

         The Company is a leading executive compensation consulting firm specializing in the creation of innovative compensation programs to attract, retain, motivate and reward key senior employees and directors. Pursuant to contracts with clients, billings to clients are at the hourly rates of the partners and personnel performing services, plus out-of-pocket costs. Revenues are recorded as the services are performed.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates.

         DEPRECIATION

         Depreciation of property and equipment is computed on both the straight-line and accelerated methods for financial accounting purposes. Leasehold improvements are amortized over the lesser of their estimated useful lives or the remaining term of the lease.

         CASH AND CASH EQUIVALENTS

         A substantial portion of the balance in cash and money market accounts represents cash account balances in excess of FDIC insured amounts.

NOTE B - INCOME TAXES

         For federal and state income tax purposes, the Company has elected to be treated in the same manner as a partnership under the provisions of Subchapter S of the Internal Revenue Code. Under this election, profits and losses are reported on the personal income tax returns of the Company's shareholders and the related income taxes thereon are payable by them. Income taxes on the income statement for the years ended December 31, 1999, 1998 and 1997 consist of state income taxes on "S" corporation earnings and local income taxes, computed on the alternative method pursuant to which a portion of officers' salaries is nondeductible.


(Continued)

CORNICK, GARBER & SANDLER LLP
Certified Public Accountants



                          PEARL MEYER & PARTNERS, INC.

                         NOTES TO FINANCIAL STATEMENTS



NOTE C - EQUIPMENT AND IMPROVEMENTS

         A summary by category as follows:

                                    DECEMBER 31,
                               ---------------------           LIFE
                                 1998        1998             (YEARS)
                               ----------  ---------       ------------
Cost:
   Furniture and fixtures      $  481,381   $ 461,255             7
   Computer equipment             291,182     264,805             5
   Office equipment                81,185      81,185             5-7
   Leasehold improvements          71,784      71,784         LIFE OF LEASE
                               ----------  ----------

         TOTAL                    925,532     879,029

Less accumulated depreciation
  and amortization               (739,811)   (636,891)
                               ----------  ----------

         NET                   $  185,721  $  242,138
                               ==========  ==========


NOTE D - COMMITMENTS AND CONTINGENT LIABILITIES

         The Company's office lease expires on June 30, 2000. The lease provides for base rents which increase substantially over the term. A liability of $26,646 and $79,938 has been recorded at December 31, 1999 and 1998, respectively, to reflect an accrual of rents based on annual minimum base rent payments computed on a straight-line basis over the lease period. The Company is also required to pay all real estate taxes and other operating expenses of the property. Rent expense was approximately $372,000 in 1999, $340,000 in 1998 and $225,000 in 1997.
         The foregoing is stated net of sublease income of $168,000 in 1999, $174,000 in 1998 and $171,000 in 1997.

         The Company has entered into a new office lease agreement at an annual rent of approximately $951,000 to May 31, 2010. Moving expenses and leasehold improvements for the new premises are expected to cost approximately $1.9 million.



(Continued)

CORNICK, GARBER & SANDLER, LLP
Certified Public Accountants

                         PEARL MEYER & PARTNERS, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE D - COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

         A license agreement with Ms. Pearl Meyer for the Company's use of her name provides for annual fees of 4% of revenue, which fees are offsetible against her annual salary in excess of a stated amount. The agreement is for the longer of the life of Ms. Meyer or her spouse but could be cancelled on one year's notice upon the occurrence of certain events, if the current shareholder ownership of the Company is less than a specified percentage at that time.

         Pursuant to, a Buy/Sell agreement, upon the termination of any shareholder's employment, the Company is obligated to buy and the shareholder is obligated to sell the Company's shares owned by the shareholder at a price per share based on the adjusted book value per share (as defined) on the last day of the preceding year. Any such payments are due in annual installments over two years following termination, plus interest.

         Severance agreements with each of the Company's six officer/ shareholders provide for payments upon the termination of employment with the Company for any reason, other than for cause. Such payments are based on the application of a specified percentage of the Company's subsequent annual revenues, commencing with the second month following the severance date, as follows:

                                                    Percentage
            Annual Payment                          of Revenues
            --------------                          -----------

                  1                                   2.2177
                  2                                   1.3307
                  3                                    .8871

         The Company has the option to defer payment of up to 50% of any payments for up to five years, plus interest at the prime rate.

         In the event that a majority of the Company's stock is sold in any two year period to any third party or its business or assets are sold and an officer/shareholder's employment is terminated following such sale, each terminating officer/shareholder would be entitled to a formulary payment of 4.4355% of revenues for the year prior to such sale. If termination occurred prior to any such sale, then each terminated employee would be entitled to a combination of payments based on the application of the above percentages to earnings prior to termination and earnings for the year prior to the Company's sale.


(Continued)

CORNICK, GARBER & SANDLER, LLP
Certified Public Accountants

                          PEARL MEYER & PARTNERS, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE E - DEFERRED COMPENSATION

         The Company has a deferred compensation plan for key employees, which provides for payments based upon vesting requirements as defined in the agreement. Obligations under the agreement are funded through investments in certain mutual funds offered by Fidelity Investments.
         At December 31, 1999 and 1998, liabilities of approximately $261,000 and $130,000 respectively, have been recorded based upon the payment terms in the agreement.

NOTE F - SUBSCRIPTIONS RECEIVABLE

         In connection with employment agreements with two officer/shareholders, the Company issued 11 shares of stock in 1995 and 11 shares of stock in 1998 in exchange for notes of $150,000 (of which $50,000 has been paid to December 31, 1999) and $198,000 respectively. The note received in 1995 is due by 2015 and bears interest at 7.67% a year while the note received in 1998 is due by 2017 and bears interest at 6.13% a year. The notes are collateralized by the shares issued to the officers. Their unpaid balance is reflected as stock subscriptions receivable in the shareholders' equity section of the balance sheets. Upon termination of employment, the officer/shareholders are obligated to sell and the Company is obligated to purchase these shares under the provisions of the Company's shareholder Buy/Sell agreement.

NOTE G - EMPLOYEE BENEFIT PLAN

         The Company's 401(k) profit sharing plan for its eligible employees provides for a matching contribution of a portion of participating employees' contributions plus an additional contribution at the discretion of the Company's Board of Directors.

         Contributions by the Company were approximately $240,000 in 1999, $27,000 in 1998 and $20,000 in 1997.

NOTE H - SUBSEQUENT EVENT

         On May 25, 2000, the Company's shareholders signed a letter-of-intent to sell their shares of the Company's stock to Clark/Bardes Holdings, Inc., subject to the execution of a definitive purchase agreement. Such agreement is expected to provide for the cancellation of the shareholders' buy/sell and severance agreements (see Note D). Also, as of the date of the closing, the Company's Subchapter S election will be terminated (see Note A) and it will be subject to federal and additional state income taxes on the cumulative excess of its earnings for financial accounting purposes over it earnings for income tax purposes. Such cumulative differences aggregated approximately $1,250,000 at December 31, 1999.

[CORNICK, GARBER & SANDLER, LLP LETTERHEAD]





           INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION




TO THE SHAREHOLDERS
PEARL MEYER & PARTNERS, INC.
NEW YORK, NEW YORK

     Our report on our audits of the basic financial statements of PEARL MEYER & PARTNERS, INC. for the years ended December 31, 1999 and December 31, 1998 and for each of the three years in the period ended December 31, 1999, appears elsewhere herein. Our audits were made for the purpose of forming an opinion on the basic financial statements. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                        /s/ CORNICK, GARBER & SANDLER, LLP
                                       ----------------------------------------
                                       CERTIFIED PUBLIC ACCOUNTANTS

NEW YORK, NEW YORK
MAY 2, 2000

WITH RESPECT TO NOTE H
MAY 25, 2000

CORNICK, GARBER & SANDLER, LLP
Certified Public Accountants


                          PEARL MEYER & PARTNERS, INC.

                         SCHEDULE OF OPERATING EXPENSES




                                                                      Year Ended
                                                                     December 31,
                                                         -------------------------------------
                                                            1999         1998           1997
                                                         ---------     --------       --------

Salaries                                                $3,177,506    $2,685,115     $1,996,260
Payroll taxes                                              274,361       230,544        197,410
Employee benefits                                          244,437        30,130         76,978
Insurance                                                  173,719       139,595        150,731
Professional fees                                           54,276        56,507         36,994
Rent (Note D)                                              372,110       340,202        224,544
Repairs                                                      4,171         9,956         11,538
Seminars                                                    40,516         2,390          9,098
Computer                                                    81,585        68,364         53,134
Supplies                                                    42,105        39,848         40,780
Postage                                                     19,857        22,537         11,895
Office                                                      78,405       120,747         80,832
Public relations                                           167,834       215,558        186,068
Other taxes                                                 18,699        17,001         23,364
Telephone                                                   75,536        62,839         50,690
Travel                                                      48,114        40,451         46,014
Entertainment                                               26,669        19,542         16,054
Bank charges                                                 6,954         2,866          2,748
Bad debts                                                  109,000        87,000         68,000
Recruiting                                                  18,791       269,650         57,393
Contributions                                                1,100         7,000            725
Dues and subscriptions                                      91,819        67,462         74,803
Equipment rental                                               956         1,130          2,417
Miscellaneous                                               57,756        34,590         36,745
                                                        ----------    ----------     ----------

          TOTAL OPERATING EXPENSES                      $5,186,575    $4,571,024     $3,455,215
                                                        ==========    ==========     ==========



           The notes to financial statements are made a part hereof.

                          Pearl Meyer & Partners, Inc.
                                  Balance Sheet
                                 March 31, 2000


ASSETS


Cash-Checking Account                                 901,796.04
Cash-Fidelity                                         260,932.82
Cash-Merrill Lynch                                      2,513.25
Petty Cash                                                500.00
Rental Income Receivable                               13,958.77
Prepaid Rent                                           79,270.83
Due from shareholder                                  247,650.58
Premium on Bonds                                        2,625.00
NYC Municipal Bonds                                   339,326.60
Letter of Credit                                      650,000.00
Accounts Receivable             3,617,191.75
Allowance for D/A                (200,416.00)

                                                    3,416,775.75
Loans & Exchanges                                      53,050.20
                                                 ---------------

     TOTAL CURRENT ASSETS                           5,968,399.84


Leasehold Improvements                                 71,784.15
Accum Deprec-L.I                                      (13,455.00)
Information Systems                                    45,521.54
Accum Deprec-Info systems                             (43,140.00)
Computer Equipment                                     11,775.39
Accum Deprec-Comp Equip                                (5,699.00)
Equipment                                              58,647.34
Accum Deprec-Equipment                                (47,843.80)
Furniture & Fixtures                                  735,675.88
Accum Deprec-F&F                                     (708,543.35)
Computers                                             509,918.42
Accum Deprec-Computers                               (419,693.77)
Moving Susponse                                       135,674.48
                                                 ---------------

     TOTAL PROPERTY & EQUIPMENT                       330,622.28

Other Deposits                                        516,686.88
                                                 ---------------
TOTAL ASSETS                                        6,815,709.00
                                                 ===============

                          Pearl Meyer & Partners, Inc.
                                 Balance Sheet
                                 March 31, 2000

LIABILITIES

Accounts Payable                    119,190.36
Retainers on Account                302,000.00
Customer Security Deposits           39,061.88
Income Garnishment Withheld            (250.00)
401k Contribution Withheld           (1,539.83)
Deferred Compensation Liability     260,932.82
Accrued Partner Bonuses           3,500,000.00
Accrued Other Expenses              433,494.94
Accrued Corporate Taxes              66,162.82
Deferred Rent Payable                       --
                                  ------------
TOTAL LIABILITIES                 4,719,052.99


EQUITY

Additional Paid in Capital          529,330.05
Retained Earnings                   289,831.72
Dividend Distributions              (33,931.00)
Net Income                        1,311,425.24
                                  ------------
TOTAL EQUITY                      2,096,656.01
                                  ------------
TOTAL LIABILITIES AND EQUITY      6,815,709.00
                                  ============

                          Pearl Meyer & Partners, Inc.
                                Income Statement
         YTD Mar 2000 Actual vs YTD Mar 1999 Actual, For All Accounts,
                        Level of Detail: Account Number
            Sorted by Account Number, Exclude Zero Balance Accounts



                                                                                               Dollar Variance
                                                            Actual for       Actual for
                                                             Mar 2000         Mar 1999
                                                            ----------       ----------        ---------------

SALES

  PROFESSIONAL FEES                                       2,924,635.00     2,720,527.00            204,108.00
  INTEREST INCOME - TAX EXEMPT                               15,710.33         5,427.43             10,282.90
  DIVIDEND INCOME                                            13,199.37         9,676.95              3,522.42
  RENTAL INCOME - MKP CAPITAL MGMT                           41,876.31        41,876.31                  0.00
                                                          ------------     ------------          ------------
                                      Total INCOME        2,995,421.01     2,777,507.69            217,913.32
                                                          ------------     ------------          ------------

EXPENSES

  SALARIES & WAGES - PARTNERS                               469,999.98       469,999.98                  0.00
  SALARIES & WAGES - PUBLIC RELATIONS                        35,624.98             0.00             35,624.98
  SALARIES & WAGES - ASSOCIATES                             373,104.17       373,274.54               (170.37)
  SALARIES & WAGES - ACCOUNTING                              38,480.28        22,858.50             15,621.78
  SALARIES & WAGES - SECRETARIAL                             86,469.59        70,030.40             16,439.19
  SECRETARIAL TIME - BILLED                                (157,125.00)     (134,679.00)           (22,446.00)
  SALARIES & WAGES - CLERICAL                                20,451.84        21,385.52               (933.68)
  COMPUTER TIME - BILLED                                    (10,000.00)      (10,700.00)               700.00
  INCENTIVE COMPENSATION                                    300,000.00       225,000.00             75,000.00
  LETTER OF CREDIT FEES                                           0.00         1,631.18             (1,631.18)
  BANK SERVICE CHARGES                                           75.00           146.55                (71.55)
  BAD DEBT EXPENSE                                           26,000.00        27,000.00             (1,000.00)
  CHRISTMAS EXPENSE                                           4,500.00         6,000.00             (1,500.00)
  DEPRECIATION & AMORTIZATION                                37,500.00        21,900.00             15,600.00
  MOVE RELATED EXPENSES                                         619.00             0.00                619.00
  SUBSCRIPTIONS & PUBLICATIONS                               40,515.94        28,676.66             11,839.28
  DUES & SUBS-BILLED                                        (18,400.00)      (19,200.00)               800.00
  DUES                                                        4,875.00         2,495.00              2,180.00
  EQUIPMENT RENTAL                                              207.68           443.01               (235.33)
  EQUIPMENT RENTAL BILLED                                   (18,400.00)      (19,200.00)               800.00
  INSURANCE - EMPLOYEE GROUP                                 57,521.15        39,283.10             18,229.05
  N.Y.S. DISABILITY                                             620.90          (340.00)               960.90
  INSURANCE - GENERAL                                         6,200.00             0.00              6,200.00
  DATA PROCESSING                                             2,594.45           764.73              1,829.72
  401(k) PLAN FEES                                              303.50           344.00                (40.50)
  401(k) EMPLOYER CONTRIBUTIONS                              (4,980.97)        8,703.40            (13,684.37)
  INTEREST EXPENSE                                              150.00           150.00                  0.00
  LEGAL & ACCOUNTING                                          6,000.00        12,000.00             (6,000.00)
  SEMINARS                                                       70.00             0.00                 70.00
  MISCELLANEOUS EXPENSE                                       5,778.04        13,210.07             (7,432.03)
  OFFICE EXPENSE                                             10,208.17        14,512.20             (4,304.03)
  OUTSIDE SERVICES: CONSULTING                                1,237.50         2,325.00             (1,087.50)
  OUTSIDE SERVICES: ACCOUNTING                                    0.00           102.00               (102.00)
  OUTSIDE SERVICES: COMPUTER                                 11,138.25        14,501.74             (3,363.49)
  OUTSIDE SERVICES: OTHER                                     3,000.00         1,000.00              2,000.00
  POSTAGE EXPENSE                                             4,529.08         2,563.15              1,965.93
  POSTAGE EXPENSE - BILLED                                  (20,000.00)      (20,500.00)               500.00
  RENT AND ELECTRICITY                                      141,975.89       139,317.12              2,658.77
  REPAIRS & MAINTENANCE                                         767.49         1,079.31               (311.82)
  COMPUTER SOFTWARE                                             893.02         5,645.50             (4,752.58)
  TELEPHONE                                                  19,125.64        14,860.76              4,264.88
  TELEPHONE EXPENSE - BILLED                                (27,600.00)      (29,900.00)             2,300.00
  PAYROLL TAXES                                              84,323.13        75,917.43              8,405.70
  OTHER TAXES                                                 6,026.47         4,362.01              1,664.46
  RECRUITING EXPENSE                                         46,150.00           968.06             45,183.94
  SUPPLIES EXPENSE                                            9,684.60        10,321.27               (636.67)
  PUBLIC RELATIONS                                           27,022.39        56,707.97            (29,685.58)
  T & E TRAVEL                                                2,366.80         5,241.24             (2,874.44)
  T & E CAB/AUTO                                              8,172.74         4,988.02              3,184.72
  T & E AIRLINE                                               6,120.50         2,319.00              3,801.50
  T & E OTHER                                                     0.00           103.00               (103.00)
  T & E MEALS                                                 5,307.57         5,153.55                154.02
                                                          ------------     ------------          ------------
                                    Total EXPENSES        1,648,995.77     1,472,764.07            176,231.70
                                                          ------------     ------------          ------------

TAXES

  STATE INCOME TAX                                                0.00           325.00               (325.00)
  CITY INCOME TAX                                            35,000.00        37,500.00             (2,500.00)
                                                          ------------     ------------          ------------
                                Total INCOME TAXES           35,000.00        37,825.00             (2,825.00)
                                                          ------------     ------------          ------------
                                       Total TAXES           35,000.00        37,825.00             (2,825.00)
                                                          ------------     ------------          ------------
               Net income after taxes                     1,311,425.24     1,266,918.65             44,506.59

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following table sets forth unaudited pro forma financial information of the Company for the periods ended and as of the dates indicated. The unaudited pro forma financial information of the Company set forth below was derived from the audited and unaudited financial statements of Clark/Bardes Holdings, Inc. and Pearl Meyer & Partners, Inc.

The unaudited pro forma balance sheets and income statements have been prepared to give effect to the acquisition of Pearl Meyer & Partners, Inc. as if such transaction had occurred as of the beginning of each period presented. The unaudited pro forma financial information of the Company set forth below is based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma financial information of the Company set forth below does not purport to represent either what the Company's financial position or results of operations actually would have been if the transactions had actually occurred as of such dates or what such results will be for any future periods.

                        UNAUDITED PRO FORMA BALANCE SHEET
                             AS OF DECEMBER 31,1999
                          (In Thousands Except Shares)

                                                               THE      PEARL MEYER
                                                             COMPANY    & PARTNERS       ADJUSTMENTS         THE COMPANY
                                                           (HISTORICAL  (HISTORICAL        DR/(CR)            PRO FORMA
                                                            12/31/99)    12/31/99)        #       $          AS ADJUSTED
                                                           -----------  -----------      ---     ---        -------------
                                                              ASSETS
Current assets
   Cash and cash equivalents                                     4,832         360           1   $    (360)   $   4,832
    Accounts and notes receivable - net                         18,295       3,220           1      (3,220)      18,295
   Prepaid expenses                                                            113           1        (113)          --
   Deposits and advances                                         1,123                       5         475        1,598
                                                                                                                     --
                                                             ---------   ---------                            ---------
          Total current assets                                  24,250       3,693                               24,725
                                                             ---------   ---------                            ---------
Intangible assets - net
   Present value of in force revenue                            59,284                                           59,284
   Goodwill                                                     34,440                       5      25,035       59,475
   Non competition agreements                                    1,267                                            1,267

                                                             ---------   ---------                            ---------
                                                                94,991          --                              120,026
                                                             ---------   ---------                            ---------

Equipment and leasehold improvements - net                       4,505         186           5         689        5,380
Security deposits                                                            1,467                  (1,467)          --
Deferred tax asset                                                 282                                              282
Other assets                                                       831          42           1         (42)         831
                                                                                                                     --
                                                             ---------   ---------                            ---------
          Total assets                                       $ 124,859   $   5,388                            $ 151,244
                                                             =========   =========                            =========

                                               LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable                                          $   4,100   $     172           2   $    (172)       4,100
   Commissions and fees                                          3,475                                            3,475
   Accrued bonuses to officer/shareholders                                   2,600           2      (2,600)          --
   Accrued liabilities                                           7,841         712           2        (712)       7,841
   Income taxes                                                  4,350         136           2        (136)       4,350
   Debt maturing within one year                                 7,252                       4       4,431       11,683
                                                                                                                     --
                                                             ---------   ---------                            ---------
          Total current liabilities                             27,018       3,620                               31,449
                                                             ---------   ---------                            ---------
Long term debt                                                  35,473                       4      17,723       53,196
Deferred compensation payable                                                  201                                  201

                                                             ---------   ---------                            ---------
          Total Liabilities                                     62,491       3,821                               84,846
                                                             ---------   ---------                            ---------
Stockholders' equity
   Preferred stock                                                  --          --                                   --
   Common stock - issued and outstanding                                                                             --
          December 31, 1999 = 9,629,999                             96          --           5           2           98
          Pro forma = 9,879,999                                                              5       4,028        4,028
   Paid in capital                                              50,099         282           5        (282)      50,099
   Retained earnings                                            12,173       1,285           5      (1,285)      12,173
                                                             ---------   ---------                            ---------
          Total stockholders' equity                            62,368       1,567                               66,398
                                                             ---------   ---------                            ---------
          Total liabilities and stockholders' equity         $ 124,859   $   5,388                            $ 151,244
                                                             =========   =========                            =========

EXPLANATION OF PRO FORMA ADJUSTMENTS
       1 Assets not acquired
         Cash                                                                      $    360
         Accounts receivable - net                                                    3,220
         Prepaid expenses                                                               113
         Other assets                                                                    42
         Security deposits                                                              992
                                                                                   --------
                             total                                                 $  4,727
                                                                                   --------
       2 Liabilities not acquired
         Accounts payable                                                          $    172
         Accrued bonuses to officer/shareholders                                      2,600
         Accrued liabilities                                                            712
         Income taxes                                                                   136
                                                                                   --------
                             total                                                 $  3,620
                                                                                   --------
                             net                                                   $  1,107
                                                                                   ========
       3 Cash paid at closing (borrowed under line of credit)
                    Due in one year                                                $  4,431
                    Long term                                                        17,723
                                                                                   --------
                             total                                                   22,154
                                                                                   --------
       4 Clark/Bardes Holdings, Inc. -common stock issued at closing
                    250,000 shares @ $16.1250                                         4,031
                                                                                   --------
         Total purchase price (excluding expenses)                                   26,185
                                                                                   ========
       5 Allocation of the purchase price
         Assets acquired:
                    Equipment                                                      $    875
                    Deposits                                                            476
                    Deferred compensation payable                                      (201)
                                                                                   --------
                                                                                      1,150
          Goodwill                                                                   25,035
                                                                                   --------
                                                                                   $ 26,185
                                                                                   ========

                      UNAUDITED PRO FORMA INCOME STATEMENT
                             AS OF DECEMBER 31, 1999
                          (In Thousands Except shares)


                                        THE      PEARL MEYER
                                      COMPANY    & PARTNERS       ADJUSTMENTS       THE COMPANY
                                    (HISTORICAL  (HISTORICAL         DR/(CR)         PRO FORMA
                                     12/31/99)    12/31/99)      #          $       AS ADJUSTED
                                    -----------  -----------    ---        ---     -------------
Revenues
   Commissions and service fees      $ 119,158    $      --     $            --      $ 119,158
   Consulting fees                                   12,579                             12,579
   Other                                 1,602                                           1,602

                                     ---------    ---------                          ---------
       Total revenue                   120,760       12,579                            133,339

Commission and fee expenses             53,108        6,480                             59,588
                                     ---------    ---------                          ---------
Gross profit                            67,652        6,099                             73,751
                                     ---------    ---------                          ---------

Operating expenses
   General and administrative           45,153        5,314                             50,467
   Amortization of intangibles           4,370                    2       1,252          5,622
                                     ---------    ---------                          ---------
                                        49,523        5,314                             56,089
                                     ---------    ---------                          ---------

Operating income                        18,129          785                             17,662
Interest
   Income                                  329          122                                451
   Expense                              (3,548)                   1      (1,964)        (5,512)
                                     ---------    ---------                          ---------
                                        (3,219)         122                             (5,061)
                                     ---------    ---------                          ---------

Income before taxes                     14,910          907                             12,601
Income taxes                             6,079          150       3      (1,189)         5,040
                                     ---------    ---------                          ---------
Net income                           $   8,831    $     757                          $   7,561
                                     =========    =========                          =========

Net income per share:

   Basic                             $    0.97                                       $    0.81
                                     =========                                       =========
   Diluted                           $    0.95                                       $    0.79
                                     =========                                       =========

EXPLANATION OF PRO FORMA ADJUSTMENTS

       1 Interest on borrowed funds
         $22,154      @       9.0%                    $1,994
                                                      ======
       2 Amortization of goodwill
         $25,035      @   20 years                    $1,252
                                                      ======

       3 Income taxes @ 40%

       4 Net income per share

                                                   Basic               Diluted
                                                 ---------            ---------
    Weighted average shares                      9,077,775            9,328,939
    Shares issued                                  250,000              250,000
                                                 ---------            ---------
    Pro forma                                    9,327,775            9,578,939
                                                 =========            =========

                        UNAUDITED PRO FORMA BALANCE SHEET
                              AS OF MARCH 31, 2000
                          (In Thousands Except Shares)


                                                              THE     PEARL MEYER
                                                            COMPANY   & PARTNERS      ADJUSTMENTS      THE COMPANY
                                                          (HISTORICAL (HISTORICAL       DR/(CR)         PRO FORMA
                                                            3/31/00)    3/31/00)      #         $      AS ADJUSTED
                                                          ----------- -----------    ---       ---    -------------
                                                           ASSETS
Current assets
   Cash and cash equivalents                                $    778   $  2,157       1    $ (2,157)      $    778
   Accounts and notes receivable - net                        14,024      3,431       1      (3,431)        14,024
   Other assets                                                  975        380       5          95          1,450
                                                                                                                --
                                                            --------   --------                           --------
          Total current assets                                15,777      5,968                             16,252
                                                            --------   --------                           --------

Intangible assets - net                                       97,587                  5      25,095        122,682
Equipment and leasehold improvements - net                     4,360        331       5         544          5,235
Security deposits                                                            --                                 --
Deferred tax asset                                                12                                            12
Other assets                                                   2,329        517       1        (517)         2,329
                                                                                                                --
                                                            --------   --------                           --------
          Total assets                                      $120,065   $  6,816                           $146,510
                                                            ========   ========                           ========

                                                LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable                                         $  3,213   $    119       2    $   (119)         3,213
   Commissions and fees                                        1,444        341       2        (341)         1,444
   Accrued bonuses to officer/shareholders                                3,500       2      (3,500)            --
   Accrued liabilities                                         7,553        432       2        (432)         7,553
   Income taxes                                                2,235         66       2         (66)         2,235
   Debt maturing within one year                               7,480                  4       4,431         11,911
                                                                                                                --
                                                            --------   --------                           --------
          Total current liabilities                           21,925      4,458                             26,356
                                                            --------   --------                           --------
Long term debt                                                31,844                  4      17,723         49,567
Deferred compensation payable                                               261                                261
                                                            --------   --------                           --------
          Total Liabilities                                   53,769      4,719                             76,184
                                                            --------   --------                           --------
Stockholders' equity
   Preferred stock                                                --         --                                 --
   Common stock - issued and outstanding                                                                        --
               March 31,2000 = 9,769,826                          98         --       5           2            100
               Pro forma = 10,019,999                                                 5          --             --
   Paid in capital                                            52,234        529       5       3,499         56,262
   Retained earnings                                          13,964      1,568       5      (1,568)        13,964
                                                                                                                --
                                                            --------   --------                           --------
          Total stockholders' equity                          66,296      2,097                             70,326
                                                            --------   --------                           --------
          Total liabilities and stockholders' equity        $120,065   $  6,816                           $146,510
                                                            ========   ========                           ========

EXPLANATION OF PRO FORMA ADJUSTMENTS
       1 Assets not acquired
         Cash                                                                    $  2,157
         Accounts receivable - net                                                  3,431
         Prepaid expenses                                                              --
         Other assets                                                                 517
                                                                                 --------
                                                                          total  $  6,105
                                                                                 --------


       2 Liabilities not acquired
         Accounts payable                                                             119
         Commissions and fees                                                         341
         Accrued bonuses to officer/shareholders                                    3,500
         Accrued liabilities                                                          432
         Income taxes                                                                  66
                                                                                 --------
                                                                          total  $  4,458
                                                                                 --------
                                                                          net       1,647
                                                                                 ========



       3 Cash paid at dosing (borrowed under line of credit)
               Due in one year                                                   $  4,431
               Long term                                                           17,723
                                                                                 --------
                                                                                   22,154
                                                                                 --------

       4 Clark/Bardes Holdings, Inc. -common stock issued at closing
               250,000 shares @         $ $16.1250                                  4,031
                                                                                 --------

         Total purchase price (excluding expenses)                               $ 26,185
                                                                                 ========

       5 Allocation of the purchase price (excluding expenses)
               Equipment                                                         $    875
               Deposits                                                               476
               Deferred compensation payable                                         (261)
                                                                                 --------
                                                                                    1,090
                                                                                 --------
         Goodwill                                                                $ 25,095
                                                                                 ========

                      UNAUDITED PRO FORMA INCOME STATEMENT
                              AS OF MARCH 31, 2000
                          (In Thousands Except shares)

                                          THE     PEARL MEYER
                                        COMPANY   & PARTNERS       ADJUSTMENTS   THE COMPANY
                                      (HISTORICAL (HISTORICAL        DR/(CR)      PRO FORMA
                                        3/31/00)    3/31/00)       #         $   AS ADJUSTED
                                      ----------- -----------      -----------   ------------
Total revenue                          $ 31,147    $  3,176                        $ 34,323
Commission and fee expenses              10,884          --                          10,884
                                       --------    --------                        --------
Gross profit                             20,263       3,176                          23,439
                                       --------    --------                        --------

Operating expenses
   General and administrative            15,013       1,901                          16,914
   Amortization of intangibles            1,335                    2         314      1,649
                                       --------    --------                        --------
                                         16,348       1,901                          18,563
                                       --------    --------                        --------

Operating income                          3,915       1,275                           4,876
Interest
   Income                                    74          71                             145
   Expense                                 (925)                   1        (498)    (1,423)
                                       --------    --------                        --------
                                           (851)         71                          (1,278)
                                       --------    --------                        --------

Income before taxes                       3,064       1,346                           3,598
Income taxes                              1,273          35        3         131      1,439
                                       --------    --------                        --------
Net income                             $  1,791    $  1,311                        $  2,159
                                       ========    ========                        ========

Net income per share:

   Basic                               $   0.18                                    $   0.22
                                       ========                                    ========
   Diluted                             $   0.18                                    $   0.22
                                       ========                                    ========

EXPLANATION OF PRO FORMA ADJUSTMENTS

      1 Interest on borrowed funds for 3 months
        $22,154      @             9.0%             $498
                                                    ====
      2 Amortization of goodwill
        $25,095      @        20 years              $314
                                                    ====
      3 Income taxes @ 40%

      4 Net income per share

                                       Basic        Diluted
                                     ---------     ----------
    Weighted average shares          9,738,125      9,937,819
    Shares issued                       62,500         62,500
                                     ---------     ----------
    Pro forma                        9,800,625     10,000,319
                                     =========     ==========

                                    SIGNATURE

                                                  CLARK/BARDES HOLDINGS, INC.



    Date: June 30, 2000                           /s/ THOMAS M. PYRA
                                                  -----------------------------
                                                  Thomas M. Pyra
                                                  Chief Operating Officer and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
EX-99.1           Asset Purchase Agreement, dated June 21, 2000, by and among
                  Clark/Bardes, Inc., Clark/Bardes Holdings, Inc. and Pearl
                  Meyer & Partners, Inc. and certain shareholders.